                             SUBJECT TO COMPLETION
                            DATED: October 17, 2000

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+The information in this prospectus is not complete and may be changed. We may + +not sell these securities until the registration statement amendment filed + +with the Securities and Exchange Commission is effective. This prospectus is + +not an offer to sell these securities and is not soliciting an offer to buy +
+these securities in any state where an offer or sale is not permitted.        +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


Hewitt Money Market Fund
Hewitt Institutional Money Market Fund
A Series of Hewitt Series Trust

--------------------------------------------------------------------------------

Prospectus
[       ], 2000

--------------------------------------------------------------------------------

Hewitt Money Market Fund and Hewitt Institutional Money Market Fund are series of Hewitt Series Trust, a diversified, open-end management investment company. The Funds are money market funds. The investment objective of each Fund is to provide a high level of income, while preserving capital and liquidity, by investing in high quality, short-term securities. Unlike the Hewitt Money Market Fund and most other money market funds, Hewitt Institutional Money Market Fund does not seek to maintain a stable net asset value of $1.00 per share.

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                            Page
--------------------------------------------------------------------------------
About the Funds............................................................   3
--------------------------------------------------------------------------------
Fund Performance...........................................................   4
--------------------------------------------------------------------------------
Investor Expenses..........................................................   5
--------------------------------------------------------------------------------
Investment Objective and Policies..........................................   6
--------------------------------------------------------------------------------
Management Arrangements....................................................   8
--------------------------------------------------------------------------------
How to Buy Shares..........................................................   9
--------------------------------------------------------------------------------
How to Redeem Shares.......................................................  10
--------------------------------------------------------------------------------
Net Asset Value............................................................  11
--------------------------------------------------------------------------------
Dividends and Distributions................................................  12
--------------------------------------------------------------------------------
Taxes......................................................................  13
--------------------------------------------------------------------------------
Distribution and Servicing Arrangements....................................  13
--------------------------------------------------------------------------------
Performance Information....................................................  14
--------------------------------------------------------------------------------
Financial Highlights.......................................................  15
--------------------------------------------------------------------------------
Additional Information.....................................................  16
--------------------------------------------------------------------------------

                                ABOUT THE FUNDS

  Investment Goals. Hewitt Money Market Fund and Hewitt Institutional Money Market Fund are series of Hewitt Series Trust, a diversified, open-end management investment company. The Funds are money market funds. The investment objective of each Fund is to provide a high level of income, while preserving capital and liquidity, by investing in high quality, short-term securities.

  Hewitt Money Market Fund is designed for use as an investment option by investors who seek income and stability of capital. Hewitt Institutional Money Market Fund is designed for use by employee benefit plans that seek income and stability of capital.

  Principal Investment Strategies. Each Fund pursues its investment objective by investing all of its investable assets in the Money Market Master Portfolio, which is a series of Master Investment Portfolio. The Money Market Master Portfolio has the same investment objective and substantially the same investment policies as the Funds. Barclays Global Fund Advisors serves as the Money Market Master Portfolio's investment adviser. The Money Market Master Portfolio is a diversified portfolio that invests in the following types of money market instruments:

  .  Government Obligations

  .  Bank Obligations

  .  Commercial Paper and Short-Term Corporate Debt Instruments

  .  Repurchase Agreements

  .  Letters of Credit

  .  Floating- and Variable-Rate Obligations

  Principal Risks. Because the Money Market Master Portfolio invests in debt securities, a decline in short-term interest rates will reduce the overall yields of the Funds and the return on an investment. Strong equity markets or a weak economy could cause a decline in short-term interest rates. Although the Money Market Master Portfolio invests only in high quality obligations, if an issuer fails to pay interest or to repay principal, the return on an investment in a Fund would be adversely affected and the net asset value of the Funds' shares could decline. Net asset value may also be adversely affected by a substantial increase in short-term interest rates.

  An investment in a Fund is not a deposit account of Barclays Global Fund Advisors or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Hewitt Money Market Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money on your investment in the Fund. It is also possible to lose money on an investment in Hewitt Institutional Money Market Fund. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               FUND PERFORMANCE

  The return information provided below illustrates how the performance of a Fund can vary, which is one indication of the risks of investing in one of the Funds. Please keep in mind that a Fund's past performance does not represent how it will perform in the future.

                    HEWITT INSTITUTIONAL MONEY MARKET FUND

                          CALENDAR YEAR TOTAL RETURNS


                             [Graph Depicted Here]


             Year   Returns
             ----   -------
             1999    4.96%

                     BEST AND WORST QUARTERLY PERFORMANCE
                        (During the Period Shown Above)

             Best Quarter
             Return             Worst Quarter Return
             ------------     -------------------------
             1.38% (4th Q
              1999)           1.14% (1st and 2nd Q 1999)

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

             1-     Since Inception
             Year      (10/1/98)
             ----   ---------------
             4.96%       4.95%

  To obtain current 7-day yield information for Hewitt Institutional Money Market Fund, call 1-800-221-4524.

                           HEWITT MONEY MARKET FUND

  No performance information is included in this Prospectus for Hewitt Money Market Fund because the Fund has not operated for a full calendar year.

  To obtain current 7-day yield information for Hewitt Money Market Fund, call
1-800-[     ].

                               INVESTOR EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                    Hewitt
                                                     Hewitt      Institutional
                                                  Money Market   Money Market
                                                      Fund           Fund
                                                  ------------   -------------
   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
    YOUR INVESTMENT):
   Maximum Sales Charge (Load) Imposed on Pur-
    chases......................................      None            None
   Maximum Deferred Sales Charge (Load).........      None            None
   Maximum Sales Charge (Load) Imposed or Rein-
    vested Dividends............................      None            None
   Redemption Fee...............................      None            None
   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
    ARE DEDUCTED FROM FUND ASSETS) (as a per-
    centage of average net assets)
   Management Fees..............................      0.40% (1)       0.10% (2)
   Shareholder Servicing Fees...................      0.25%           0.20%
   Distribution (12b-1) Fees....................      0.25%           None
   Other Expenses...............................      1.20%           0.72%
   Total Annual Fund Operating Expenses (before
    reimbursement)..............................      2.10%           1.02%
   Reimbursement of Fund Expenses...............     (1.15%)(3)      (0.57%)(4)
   Total Annual Fund Operating Expenses (after
    reimbursement)..............................      0.95%           0.45%

 ------------
 (1) Includes investment advisory fee payable by Hewitt Money Market Fund to Hewitt Associates LLC, the Fund's manager. This management fee payable to Hewitt Associates LLC is reduced by the full amount of the investment advisory fee and ordinary operating expenses of the Master Portfolio in which the Hewitt Money Market Fund currently invests.
 (2) Includes investment advisory fee and ordinary operating expenses of the Master Portfolio in which the Hewitt Institutional Money Market Fund currently invests.
 (3) Hewitt Associates LLC has agreed to waive fees and to absorb expenses of the Hewitt Money Market Fund (excluding interest, brokerage commissions and extraordinary expenses) to the extent necessary to assure that total ordinary operating expenses of the Fund do not exceed annually 0.95% of the average daily net assets of the Fund. The Fund has agreed to reimburse Hewitt Associates LLC in the amount of the fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded.
 (4) The administration agreement of Hewitt Institutional Money Market Fund requires Hewitt Associates LLC to absorb expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses) to the extent necessary to assure that total ordinary operating expenses of the Fund do not exceed annually 0.45% of the Fund's average daily net assets.


  The following Examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

  The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that a Fund's operating expenses are as estimated above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                           10
      Example                               1 Year   3 Years   5 Years    Years
      -------                               ------   -------   -------   -------
   Hewitt Money Market Fund                 $96.92   $302.70        NA        NA
   Hewitt Institutional Money Market Fund   $46.04   $144.64   $252.04   $566.87

                       INVESTMENT OBJECTIVE AND POLICIES

  Investment Objective. Hewitt Money Market Fund (the "Money Market Fund") and Hewitt Institutional Money Market Fund (the "Institutional Fund") each seek to provide a high level of income, while preserving capital and liquidity, by investing in high quality, short-term securities.

  Investment Policies. The Funds pursue their investment objectives by investing all of their investable assets in the Money Market Master Portfolio (the "Portfolio"). The Portfolio is a series of Master Investment Portfolio ("MIP"), which is an investment company, and has the same investment objective and substantially the same investment policies as the Fund. It invests exclusively in high quality, short-term debt securities (money market instruments), including: U.S. Government obligations; certificates of deposit, time deposits and other obligations issued by domestic banks; commercial paper and other debt obligations of corporations; and repurchase agreements with respect to these obligations. The Portfolio maintains a dollar-weighted average maturity of 90 days or less, and invests only in securities having remaining maturities of 397 days or less. All investments must be U.S. dollar denominated.

  Securities purchased by the Portfolio, including repurchase agreements, must be determined by Barclays Global Fund Advisors ("BGFA"), the investment adviser of the Portfolio, to present minimal credit risks pursuant to procedures adopted by the Board of Trustees of MIP. Investments purchased by the Portfolio will at the time of purchase be rated as high quality by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if the instrument is rated by only one such organization). However, the Portfolio may purchase an unrated investment if it is determined by BGFA to be of comparable quality to an investment rated as high quality, in accordance with procedures established by the Board of Trustees of MIP. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required rating. BGFA will consider any such event in determining whether the Portfolio should continue to hold the securities. If the Portfolio continues to hold the securities, it may be subject to additional risk of default.

  Types of Investments. Subject to applicable investment policies and restrictions, BGFA purchases and sells securities for the Portfolio based on its assessment of current market conditions and its expectations regarding future changes in interest rates and economic conditions. The Portfolio may invest in the following types of securities:

  U.S. Government Obligations--These obligations include debt securities issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Bank Obligations--These obligations include, but are not limited to, negotiable certificates of deposit, bankers' acceptances and fixed time deposits of U.S. banks, foreign banks, foreign branches of U.S. banks, and U.S. branches of foreign banks. The Portfolio may invest 25% or more of its total assets in obligations of banks, to the extent that the SEC, by rule or interpretation, permits funds to reserve freedom to concentrate their investments in such obligations.

  Fixed time deposits are bank obligations that are payable at stated maturity dates and bear fixed rates of interest. They generally may be withdrawn on demand, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Portfolio's right to transfer a beneficial interest in the deposit to a third party. The Portfolio will not invest in fixed time deposits subject to withdrawal penalties, other than overnight deposits, if as a result more than 10% of the value of its net assets would be invested in illiquid securities.

  Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations. Liquidity could be impaired because of political and economic developments and the obligations may be less marketable than comparable obligations of U.S. banks. A foreign jurisdiction might impose withholding taxes on interest income payable on those obligations and there is a risk that foreign deposits may be seized or nationalized. Foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not subject to examination by any U.S. Government agency.

  Commercial Paper and Short-Term Corporate Debt Instruments--Commercial paper is a short-term, unsecured promissory note issued by a corporation to finance its short-term credit needs. It is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are a type of commercial paper. These notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of the notes. Both parties have the right to vary the amount of the outstanding indebtedness on the notes.

  Corporate debt securities include non-convertible bonds and debentures that have not more than thirteen months remaining to maturity at the time of their purchase by the Portfolio.

  Repurchase Agreements--These agreements involve the purchase of a security by the Portfolio coupled with the agreement of the seller of the security to repurchase that security on a future date and at a specified price together with interest. The maturities of repurchase agreements are typically quite short, often overnight or a few days. The Portfolio may enter into repurchase agreements with respect to securities that it may purchase under its investment policies without regard to the maturity of the securities underlying the agreements. All repurchase transactions are fully collateralized. However, the Portfolio may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or the Portfolio's ability to sell the collateral is restricted or delayed. The Portfolio may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

  Letters of Credit--Debt obligations which the Portfolio is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, be of investment quality comparable to other permitted investments.

  Floating-Rate and Variable-Rate Obligations--Debt obligations purchased by the Portfolio may have interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These floating- and variable-rate instruments may include certificates of participation in such instruments.

  Investment Restrictions. The Funds and the Portfolio are subject to various additional restrictions on their investments in addition to those described in this Prospectus. Certain of those restrictions, as well as the restrictions on borrowings and concentration of investments described above and the investment objective of the Funds and the Portfolio, are deemed fundamental policies. These fundamental policies cannot be changed without the approval of the holders of a majority of the applicable Fund's or the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940 (the "Investment Company Act").

                            MANAGEMENT ARRANGEMENTS

  Board of Trustees. The business and affairs of the Funds are managed under the direction and supervision of the Board of Trustees of Hewitt Series Trust (the "Trust").

  The Manager of the Money Market Fund. Hewitt Associates LLC ("Hewitt Associates"), which is located at 100 Half Day Road, Lincolnshire, IL 60069, serves as the investment adviser of the Money Market Fund. Hewitt Associates is responsible for managing the Money Market Fund's investment portfolio and also provides various administrative services to that Fund. For these services, the Money Market Fund pays a monthly fee to Hewitt Associates which is computed at the annual rate of 0.40% of the Fund's average daily net assets.

  Hewitt Associates is a limited liability company which has 481 principals and is engaged in providing a variety of consulting services, principally in the areas of employee benefits, compensation and asset management. Since the 1960s, it has provided asset management, allocation and manager selection consulting services to institutional investors.

  Subject to the approval of the Board of Trustees of the Trust, Hewitt Associates is authorized to pursue the investment objective of the Money Market Fund by investing all of the Fund's investable assets in another pooled investment fund, such as the Portfolio. When the Money Market Fund pursues its objective in this manner, the investment advisory fee payable to Hewitt Associates by the Fund is reduced by the full amount of the Portfolio's advisory fee and other ordinary operating expenses that are borne by the Fund as an investor in the Portfolio. The Trust's Board of Trustees has authorized Hewitt Associates to invest the Fund's assets in the Portfolio.

  (The Institutional Fund does not have any investment adviser and does not pay an investment advisory fee except for the advisory fee it bears indirectly as an investor in the Portfolio.)

  The Portfolio's Adviser. BGFA serves as the investment adviser of the Portfolio. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 2000, BGFA and its affiliates provided investment advisory services to accounts with assets of approximately $782 billion. The Portfolio pays BGFA a monthly fee which is computed at the annual rate of 0.10% of the Portfolio's average daily net assets. In consideration of this fee, BGFA provides investment advice and is obligated to bear all of the ordinary operating expenses of the Portfolio.

  BGFA manages the assets of the Portfolio in accordance with the Portfolio's investment objective and policies. The primary responsibility of BGFA is to formulate a continuing investment program and to make all decisions regarding the purchase and sale of securities for the Portfolio.

  Administrator of the Institutional Fund. Hewitt Associates provides administration services to the Institutional Fund. Services provided in that capacity include, but are not limited to: managing the daily operations and business affairs of the Institutional Fund, subject to the supervision of the Board of Trustees; overseeing the preparation and maintenance of all documents and records required to be maintained by the Institutional Fund; preparing or assisting in the preparation of regulatory filings, prospectuses and shareholder reports; providing, at its own expense, the services of its personnel to serve as officers of the Trust; and preparing and disseminating material with respect to the Institutional Fund for meetings of the Board of Trustees of the Trust and meetings of shareholders of the Institutional Fund. The Institutional Fund pays Hewitt Associates a monthly fee calculated at the annual rate of 0.10% of the Fund's average daily net assets for these services.

                               HOW TO BUY SHARES

  Money Market Fund. Shares of the Money Market Fund are available for purchase by individuals and other investors through Hewitt Services LLC, which serves as distributor of the Fund's shares (the "Distributor"), or through securities dealers and other financial intermediaries which have entered into dealer agreements with the Distributor. No sales commissions or other charges are imposed by the Money Market Fund when shares are purchased or redeemed. However, shares bear certain distribution related expenses. See "Distribution and Servicing Arrangements".

  You should contact your financial intermediary or the Distributor to
purchase shares of the Money Market Fund or call 1-800 [   ]. If you are not
purchasing shares through a financial intermediary, you will need to submit a completed Account Application before purchasing shares.

  For additional information on purchasing shares or to request an Account
Application, please call 1-800 [   ].

  Institutional Fund. Shares of the Institutional Fund are offered for sale exclusively to employee benefit plans which are recordkeeping clients of Hewitt Associates. Employee benefit plans may include 401(k) plans and plans qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended, health and welfare plans and executive deferred compensation plans. Participants in any employee benefit plan that makes shares of the Institutional Fund available as an investment option to participants should contact their plan administrator if they wish to purchase shares of the Institutional Fund for their plan accounts. The plan administrator will provide information regarding the procedures to be followed to purchase shares. No sales commissions or other charges are imposed by the Fund when shares are purchased or redeemed.

  For employee benefit plans seeking additional information on purchasing shares of the Institutional Fund, please call Hewitt Associates at 1-800-
[   ]. The appropriate plan fiduciary must submit a completed Account
Application before the plan or its participants may purchase shares of the Fund.

  Minimum Initial and Subsequent Investment Amounts. Generally, no minimum initial or subsequent investment requirements apply to the purchase of shares of the Money Market Fund. However, if shares of the Money Market Fund are not held with a financial intermediary that maintains record ownership of shares on an omnibus basis for its customers: (i) the initial purchase of shares must be in an amount of $10,000 or more; (ii) subsequent purchases of shares must be $1,000 or more; and (iii) the Fund will have the right to effect a mandatory redemption of those shares if, as a result of one or more redemptions, a shareholder's account has an aggregate value of less than $5,000. Before the Money Market Fund effects a mandatory redemption of shares, you will be notified and given 60 days to increase the amount of your investment in the Fund.

  No minimum initial or subsequent investment requirements apply to the purchase of shares of the Institutional Fund.

  Shareholder Accounts. The Funds do not issue certificates for shares. Instead, an account is maintained for each shareholder by Investors Bank & Trust Company, as the transfer agent for the Funds (the "Transfer Agent"), or by the Distributor as shareholder servicing agent for the Money Market Fund. Your account will reflect the full and fractional shares that you own. Shareholders are sent confirmations of each transaction in shares and monthly statements showing account balances.

  General Information. Shares of the Funds may be purchased on any Business Day. A Business Day is any day that the New York Stock Exchange (NYSE) is open and that is not a federal bank holiday. All purchases of shares are effected at the net asset value per share of the applicable Fund next determined after
(i) an order in proper form is received by the Hewitt

Associates (in the case of the Institutional Fund) or by the Distributor or your financial intermediary (in the case of the Money Market Fund) and (ii) federal funds are received by the custodian for the Funds. Purchase orders received prior to the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) are effected at the net asset value per share determined as of the close of regular trading on the NYSE on that Business Day. See "Net Asset Value." Orders received after the close of regular trading on the NYSE are effected at the net asset value per share determined on the next Business Day.

  Purchase by Federal Funds Wire. The Funds do not impose any transaction charges; however, wire charges may be imposed by the bank which transmits the wire. Shares of the Money Market Fund may be purchased by wiring federal funds to your financial intermediary. Please contact your financial intermediary for the wiring instructions. The Institutional Fund shares may be purchased by wiring federal funds to the Transfer Agent. Purchase payments of Institutional Shares should be wired to:

                        Investors Bank & Trust Company
                             Boston, Massachusetts
                             Attn: Transfer Agent
                              ABA number: 011001
                             DDA number: [      ]
          For further credit to: account name, fund and account info


                             HOW TO REDEEM SHARES

  You may redeem all or a portion of your shares of a Fund on any Business Day without any charge by the Fund. Shares are redeemed at their net asset value per share next computed after the receipt of a redemption request in proper form.

  Money Market Fund. Requests to redeem shares of the Money Market Fund may be made in writing or by telephone as described below. Redemption proceeds for shares will be paid by check or, if you request, by federal funds wire (minimum wire amount $50,000) to a pre-designated bank account.

  You may designate a bank account to receive redemption payments on your Account Application for the Money Market Fund. You may change this designation at any time, by providing written instructions to the Distributor. These instructions must be signed by each person shown on the account registration as an owner of the account, and the signatures must be guaranteed by an eligible guarantor institution as described under "Written Redemption Requests" below. Signature guarantees may also be required for you to change your address on the Money Market Fund's records.

  Telephone Redemption Procedures (Money Market Fund Only). You may redeem shares of the Money Market Fund through your financial intermediary or by
calling the Distributor at 1-800 [   ]. If you call the Distributor, you will
be asked to provide the account name and number, and the amount of the redemption. Proceeds of the redemption will be paid by sending you a check, unless you request payment by federal funds wire to a pre-designated bank account (minimum wire amount $50,000). A telephone redemption request may be made only if the telephone redemption procedure has been selected on the Account Application or if written instructions authorizing telephone redemption have been filed with the Distributor.

  The Distributor uses certain reasonable procedures to confirm that telephone redemption requests are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification or other information prior to effecting a telephone redemption. If these procedures are used, the Money Market Fund, the Distributor and the Transfer Agent will not be liable to you for any loss due to fraudulent or unauthorized telephone instructions.

  During periods of severe market or economic conditions, it may be difficult to contact the Distributor by telephone. In that event, you should either place your redemption request through your financial intermediary or follow the procedures described below for written redemption requests, but send the request by overnight delivery service to your financial intermediary or to the Distributor.

  Written Redemption Requests (Money Market Fund Only). You may redeem shares of the Money Market Fund by sending a written redemption request. The request must include the complete account name and address and the amount of the redemption, and must be signed by each person shown on the account registration as an owner of the account. The signature of each person signing the request must be guaranteed by an eligible guarantor institution if the redemption is $5,000 or more. Organizations that may qualify as eligible guarantor institutions include banks, brokers, dealers, national securities exchanges, clearing agencies, credit unions, and savings associations. The Money Market Fund reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution. Proceeds of the redemption will be paid by sending you a check, unless you request payment by federal funds wire to a pre-designated bank account (minimum wire amount $50,000). Written redemption requests should be sent to your financial intermediary or to the Distributor.

  For additional information on redeeming shares of the Money Market Fund,
please call 1-800 [   ].

  Institutional Fund. Participants in any employee benefit plan that allows participants to direct the investment of their plan accounts in the Institutional Fund should contact their plan administrator for information and instructions on redeeming shares of the Institutional Fund. Requests by employee benefit plans to redeem shares may be transmitted to Hewitt Associates, as shareholder servicing agent, in accordance with procedures established by the plans with Hewitt Associates. Redemption proceeds will be paid by federal funds wire to a bank account designated by the plan.

  For additional information on redeeming shares of the Institutional Fund,
please call 1-800-[   ] or your benefit plan administrator.

  General Information. Redemption requests are effected at the net asset value per share next computed after receipt of a redemption request in proper form by the Distributor or its agent (in the case of the Money Market Fund) or Hewitt Associates (in the case of the Institutional Fund). Requests received prior to the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) are effected at the net asset value per share determined as of the close of regular trading on the NYSE on that Business Day. See "Net Asset Value." Requests received after the close of regular trading on the NYSE are effected at the net asset value per share of the applicable Fund determined on the next Business Day. Redemption proceeds are usually mailed or wired on the Business Day following the day a redemption is effected. In unusual circumstances, a Fund may suspend the right of redemption or postpone the payment of redemption proceeds for more than seven days as permitted under the Investment Company Act.

  The Funds may pay redemption proceeds by distributing in-kind securities held by the Portfolio, but will do so only in the unlikely event that the Board of Trustees of the Trust determines that payment of the proceeds in cash would adversely affect other shareholders of the Funds. A shareholder who redeems during any 90 day period shares having a value not exceeding the lesser of (i) $250,000 or (ii) 1% of the net assets of a Fund, will not be subject to this procedure.


                                NET ASSET VALUE

  The net asset value per share of each Fund is computed on each Business Day. Net asset value per share is determined as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). However, on any day the trading markets for both U.S. Government securities and money market instruments close early, net asset value will be computed as of the earlier closing time.

  The net asset value per share of each Fund's shares is separately calculated by dividing the value of the Fund's total assets, less its liabilities (including accrued expenses), by the number of shares outstanding. Because the Funds currently invests in the Portfolio, their assets consist primarily of an interest in the Portfolio. The value of this interest will depend on the value of the assets of the Portfolio and its liabilities and expenses.

  In determining the value of the Portfolio's assets, securities held by the Portfolio are valued using the "amortized cost" method of valuation. This method involves valuing each investment at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost valuation provides certainty in valuation, but may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price that would be received if the investment were sold. BGFA monitors the deviation between the net asset value of the Portfolio determined by using available market quotations or market equivalents and its net asset value determined by using amortized cost. If it is determined that use of amortized cost valuation will result in material dilution or other unfair results, the assets of the Portfolio may be valued based upon market quotations.

  The use of amortized cost valuation by the Portfolio, together with the Money Market Fund's policy of declaring daily dividends, is designed to permit the Money Market Fund to maintain a net asset value per share of $1.00. However, the Money Market Fund does not guarantee that a constant net asset value of $1.00 per share can be maintained. Unlike the Money Market Fund and most other money market funds, the Institutional Fund does not seek to maintain a stable net asset value per share. Its net asset value per share can be expected generally to increase during the course of each month to the extent that it declares dividends at the end of each month, rather than daily.


                          DIVIDENDS AND DISTRIBUTIONS

  Each fund pays dividends from the its net investment income (after deduction of expenses) and any realized short-term capital gains. In the case of the Money Market Fund, these dividends are declared daily and paid monthly. The Institutional Fund declares and pays dividends monthly. Distributions of net realized long-term capital gains, if any, are declared and paid annually by each Fund at the end of its fiscal year. All dividends and other distributions are automatically reinvested in full and fractional shares of the applicable Fund at the net asset value per share in effect on the payment date, unless otherwise requested. Shareholders of the Money Market Fund may request that dividends and other distributions be paid by check by sending a written request to the Distributor. Shareholders of the Institutional Fund should send their requests to Hewitt Associates. Any requests by shareholders of a Fund to change their dividend reinvestment election must be received at least five Business Days prior to a payment date in order to be effective on that date.

  Dividends are payable to all shareholders of record as of the time of declaration. Shares become entitled to any dividend declared beginning on the day on which they are purchased and are entitled to receive any dividends declared through the day before they are redeemed.

  In order to satisfy certain distribution requirements of the Internal Revenue Code of 1986, as amended, the Funds may declare special or regular year-end dividend and capital gains distributions during October, November or December. If received by shareholders by January 31, these distributions are deemed to have been paid by a Fund and received by shareholders on December 31 of the prior year.

                                     TAXES

  Taxation of the Funds. Each Fund has elected and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, a Fund will not be subject to federal income tax to the extent it distributes its net income to shareholders.

  Federal Taxation of Shareholders. Dividend distributions, whether received in cash or reinvested in additional shares of a Fund, will be taxable as ordinary income. Although the Funds do not expect to distribute any long-term capital gains, shareholders of a Fund will also be subject to tax on any capital gains distributions they receive. Since the Funds do not expect to earn dividend income, the dividends and other distributions each Fund pays will generally not qualify for the dividends-received deduction available to corporate investors. In January of each year, each Fund sends its shareholder a statement showing the tax status of distributions for the past calendar year.

  The redemption of shares of a Fund is a taxable event and may result in a gain (or loss) for federal income tax purposes, depending on the amount you receive and the cost of your shares.

  The Funds are required to withhold 31% of all taxable distributions and redemption proceeds paid to shareholders who either have not complied with IRS taxpayer identification regulations or are otherwise subject to backup withholding. Investors are asked to certify in their Account Applications that their taxpayer identification numbers are correct and that they are not subject to backup withholding. Failure to provide this certification will result in backup withholding.

  State and Local Taxes. Dividends and other distributions paid by a Fund and received by an investor may be subject to state and local taxes. Although shareholders of the Funds do not directly receive interest on U.S. Government securities held by a Fund or the Portfolio, certain states and localities may allow the character of the Funds' income to pass through to shareholders. If so, the portion of dividends paid by a Fund that is derived from interest on certain U.S. Government securities may be exempt from state and local taxes. Applicable rules vary from state to state, and interest on certain securities of U.S. Government agencies may not qualify for the exemption in some states. The United States Supreme Court has ruled that income from certain types of repurchase agreements involving U.S. Government securities does not constitute interest on U.S. Government securities for this purpose. However, it is not clear whether the Court's holding extends to all types of repurchase agreements involving U.S. Government securities in which the Fund may invest. Any exemption from state and local income taxes does not preclude states from assessing other taxes (such as intangible property taxes) on the ownership of U.S. Government securities.

  The discussion set forth above regarding federal and state income taxation is included for general information only. Prospective investors should consult their own tax advisors concerning the federal and state tax consequences of an investment in a Fund.


                    DISTRIBUTION AND SERVICING ARRANGEMENTS

  Distributor. Hewitt Services LLC (the "Distributor"), a broker-dealer affiliated with Hewitt Associates, serves as the distributor of each Fund's shares. The Distributor is located at 100 Half Day Road, Lincolnshire, IL 60069.

  Shareholder Servicing Arrangements for the Money Market Fund. The Money Market Fund has retained the Distributor to serve as shareholder servicing agent. In such capacity, the Distributor is responsible for maintaining records showing the number of shares of the Money Market Fund owned by investors who have purchased shares through the

Distributor. As shareholder servicing agent, the Distributor is also responsible for sending shareholder communications relating to the Money Market Fund to shareholders or to arrange for these materials to be sent. For these services, the Money Market Fund pays the Distributor a monthly fee calculated at an annual rate of 0.25% of its average daily net assets. The Money Market Fund also reimburses the Distributor for certain out-of-pocket expenses incurred in providing shareholder services.

  Shareholder Servicing Arrangements for the Institutional Fund. The Institutional Fund has retained Hewitt Associates to serve as shareholder servicing agent. In such capacity, Hewitt Associates is responsible for receiving on behalf of the Transfer Agent orders by employee benefit plans to purchase and redeem shares of the Institutional Fund and for maintaining records showing the number of shares allocable to individual participant accounts in those plans. In addition, as shareholder servicing agent, Hewitt Associates sends all shareholder communications relating to the Institutional Fund to shareholders and to plan participants or arranges for these materials to be sent. For these services, the Institutional Fund pays Hewitt Associates a monthly fee calculated at the annual rate of 0.20% of the average daily net assets of the Fund.

  Distribution Fee (Money Market Fund Only). The Money Market Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act which allows the Fund to pay expenses relating to the distribution of its shares. Under the plan, the Money Market Fund pays a fee to the Distributor, calculated at an annual rate of 0.25% of the Fund's average daily net assets, as compensation for services rendered in connection with the sale and distribution of shares.

  The Distributor may pay all or a portion of this fee to securities dealers and other financial intermediaries that provide on-going shareholder services to their customers who own shares of the Money Market Fund. In addition, the Distributor and the Manager may make additional payments to those organizations to compensate them for Fund-related services they provide.


                            PERFORMANCE INFORMATION

  Each Fund may publish its "current yield" and "effective yield" in advertisements, sales materials and shareholder reports. Current yield refers to the income generated by an investment in the applicable Fund over a seven-day period; the income is then annualized. In annualizing income, the amount of income generated by the investment during the period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated in the same manner, but when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. All quotations of investment performance are based upon historical investment results and are not intended to predict future performance.

  In addition, comparative performance information may be used from time to time by each Fund in advertisements, sales literature and shareholder reports. This information may include data, ratings and rankings from Lipper Analytical Services, Inc., IBC Financial Data Money Market Fund Report, The Bank Rate Monitor, Morningstar and other industry publications, business periodicals and services. Comparisons to recognized market indices and to the returns on specific money market securities or types of securities or investments may also be used. The Funds may disseminate yields for periods longer than seven days, and may report their total returns. The "total return" of a Fund refers to the average annual compounded rate of return over a specified period (as stated in the advertisement) that would equate an initial amount invested at the beginning of the period to the end of period redeemable value of the investment, assuming the reinvestment of all dividends and distributions.

                             FINANCIAL HIGHLIGHTS

  The following table presents the financial highlights for a share outstanding throughout the periods indicated. The information in the table has been audited by KPMG LLP, the Fund's independent auditors. It should be read in conjunction with the financial statements and related notes contained in the annual report to shareholders of the Fund. The annual report to shareholders may be obtained without charge. Information is included for the Institutional Fund only. Information is not included for periods subsequent to the date of this Prospectus. Therefore, there are no financial highlights for the Money Market Fund which did not commence operations until [the date of this Prospectus].

                Hewitt Money Market Fund--Institutional Shares

          For the periods from March 1, 1999 to December 31, 1999 and [October 1, 1998 (commencement of operations)] to February 28, 1999

                                                          3/1/99 to  10/1/98 to
                                                          12/31/99    2/28/99
                                                          ---------  ----------
Net Asset Value, beginning of period.....................  $100.30    $100.00
Income from investment operations:
  Net investment income..................................     3.90       1.97
  Net realized gain on investments.......................     0.22       0.00
                                                           -------    -------
Total from investment operations.........................     4.12       1.97
Less distributions:
  From net investment income.............................    (3.90)     (1.67)
  From net realized gains................................     0.00**     0.00
Total distributions:.....................................    (3.90)     (1.67)
Net Asset Value, end of period...........................  $100.52    $100.30
                                                           =======    =======
Total Return (not annualized)............................     4.18%      1.98%
Ratios/Supplemental data:
  Net assets, end of period (000)........................  $43,068    $10,949
  Number of shares outstanding, end of period (000)......      428        109
Ratios to average net assets(*):
  Ratio of expenses to average net assets(1).............     0.44%      0.45%
  Ratio of net investment income to average net as-
   sets(2)...............................................     5.03%      4.86%
------------
(1) Ratio of expenses to average net assets prior to
    reimbursement of fees and expenses(*)................     0.72%      1.62%
(2) Ratio of net investment income to average net assets
    prior to reimbursement of fees and expenses(*).......     4.75%      3.69%

(*) Annualized.
(**) Rounds to less than $0.01.

                            ADDITIONAL INFORMATION

  Organization. The Trust is a Delaware business trust that was organized on July 7, 1998. It is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. As of the date of this Prospectus, the Trust has two series of its shares outstanding. One of these series represents interests in the Money Market Fund and the other series represents interests in the Institutional Fund. The Money Market Fund was organized on July [ ], 2000 and commenced operations [as of the date of this Prospectus]. The Institutional Fund (which previously was known as Hewitt Money Market Fund) was the initial series of the Trust and commenced operations on October 1, 1998. The Board of Trustees of the Trust has the power to establish additional series of shares, representing interests in additional investment portfolios and, subject to applicable laws and regulations, to issue two or more classes of shares of each series. Shares are fully paid and non-assessable, and have no preemptive or conversion rights.

  Shareholders of the Fund are entitled to vote, together with the holders of any other series of the Trust's shares, on the election of Trustees and the ratification of the Trust's independent auditors when those matters are voted upon at a meeting of shareholders. Shareholders will also be entitled to vote on certain other matters as required by the Investment Company Act or the Trust's Declaration of Trust. On these other matters, shares of the Fund will generally be voted as a separate class from other series of the Trust's shares. Each share (and fractional share) is entitled to one vote (or fraction thereof). However, if shares of more than one class or series vote together on a matter, each share will have that number of votes which equals the net asset value of such share (or fraction thereof). All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so. As discussed below, the Fund will pass through to its shareholders the right to vote on Portfolio matters requiring shareholder approval.

  Information Concerning Investment Structure. The Funds do not invest directly in securities. Instead, each Fund invests all of its investable assets in the Portfolio, a separate series of MIP. The Portfolio has the same investment objective and substantially the same investment policies as the Funds. The Portfolio, in turn, purchases, holds and sells investments in accordance with that objective and those policies. The Board of Trustees of the Trust believes that the per share expenses of each Fund (including its share of the Portfolio's expenses) will be less than or approximately equal to the expenses that that Fund would incur if its assets were invested directly in securities and other investments.

  A Fund may withdraw its assets from the Portfolio at any time, and will do so if the Board of Trustees of the Trust believes it to be in the best interest of a Fund's shareholders. If a Fund withdraws its investment in the Portfolio, it will either invest directly in securities in accordance with the investment policies described in this Prospectus (which in the case of the Institutional Fund will require the retention of an investment adviser, and the approval of an investment advisory agreement by the Board of Trustees and the Fund's shareholders) or will invest in another pooled investment vehicle that has the same investment objective and substantially the same policies as the Fund. In connection with the withdrawal of its interest in the Portfolio, a Fund could receive securities and other investments from the Portfolio instead of cash. This could cause a Fund to incur certain expenses.

  A change in the investment objective, policies or restrictions of the Portfolio may cause the Funds to withdraw their investments in the Portfolio. Alternatively, a Fund could seek to change its objective, policies or restrictions to conform to those of the Portfolio. The investment objective and certain of the investment restrictions of the Portfolio may not be changed without the approval of investors in the Portfolio. When a Fund is asked to vote on such a change or on other matters concerning the Portfolio, the Fund will hold a shareholders meeting and vote its interest in the Portfolio in the same manner as shares of that Fund are voted.

  Shares of the Portfolio are held by investors other than the Funds. These investors may include other series of the Trust, other mutual funds and other types of pooled investment vehicles. When investors in the Portfolio vote on matters affecting the Portfolio, the Funds could be outvoted by other investors. The Funds may also otherwise be adversely affected by other investors in the Portfolio. These other investors offer shares (or interests) to their investors which have costs and expenses that differ from those of the Funds. Thus, the investment returns for investors in other funds that invest in the Portfolio may differ the investment return of shares of the Funds. These differences in returns are also present in other fund structures. Information about other holders of shares of the Portfolio is available from Hewitt Associates or the Distributor.

  Custodian. Investors Bank & Trust Company (the "Custodian") is the custodian for the Funds. The Custodian maintains custody of all securities and cash assets of each Fund and the Portfolio and is authorized to hold these assets in securities depositories and to use subcustodians.

  Transfer Agent. Investors Bank & Trust Company (the "Transfer Agent") is the transfer agent and dividend disbursing agent for the Funds.

  The Transfer Agent has entered into arrangements with Hewitt Associates under which Hewitt Associates, as shareholder servicing agent, is authorized to receive and is responsible to transmit to the Transfer Agent orders to purchase and redeem shares of the Institutional Fund that are received from employee benefit plans. Pursuant to these arrangements, Hewitt Associates also maintains records showing the number of shares of the Institutional Fund allocable to individual participant accounts in employee benefit plans.

  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus. If given or made, such other information and representations should not be relied upon as having been authorized by the Funds or the Trust.

  This Prospectus does not constitute an offer in any state in which, or to any person, to whom, such offer may not lawfully be made.

                 INVESTMENT ADVISER (Hewitt Money Market Fund)
            ADMINISTRATOR (Hewitt Institutional Money Market Fund)

                             Hewitt Associates LLC
                               100 Half Day Road
                         Lincolnshire, Illinois 60069

                                  DISTRIBUTOR

                              Hewitt Services LLC
                               100 Half Day Road
                         Lincolnshire, Illinois 60069

                                TRANSFER AGENT

                        Investors Bank & Trust Company
                        200 Clarendon Street 16th Floor
                          Boston, Massachusetts 02116

                                   CUSTODIAN

                        Investors Bank & Trust Company
                        200 Clarendon Street 16th Floor
                          Boston, Massachusetts 02116

                             INDEPENDENT AUDITORS

                                   KPMG LLP
                                99 High Street
                          Boston, Massachusetts 02110

                                 LEGAL COUNSEL

                           Schulte Roth & Zabel LLP
                               900 Third Avenue
                           New York, New York 10022

  The Funds send annual and semi-annual reports to their shareholders. These reports contain information regarding the investments of the Portfolio and the investment performance of the Funds and are available without charge from the Distributor (for the Money Market Fund) and Hewitt Associates (for the Institutional Fund). If you have questions regarding the Funds, shareholder accounts, dividends or share purchase and redemption procedures, or if you wish to receive the Fund's most recent annual or semi-annual reports, please
call 1-800 [   ] (for Hewitt Money Market Fund) or 1-800 [   ] (for Hewitt
Institutional Money Market Fund).

  This Prospectus sets forth concisely the information about the Funds and the Trust that you should know before investing. Additional information about the Funds and the Trust has been filed with the Securities and Exchange Commission
(SEC) in a Statement of Additional Information (SAI) dated [    ], 2000, which
is incorporated herein by reference. The SAI for Hewitt Money Market Fund is available without charge by writing to the Distributor or by calling 1-800
[   ]. The SAI for Hewitt Institutional Money Market Fund is available without charge by writing to Hewitt Associates or by calling 1-800 890-3200. Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or at the following E-mail address: publicinfo@sec.gov.

SEC File No. 811-8887

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

This Prospectus sets forth concisely the information about the Funds and the Trust that you should know before investing. Additional information about the Funds and the Trust has been filed with the Securities and Exchange Commission
(SEC) in a statement of Additional Information (SAI) dated [ ], 2000, which is incorporated herein by reference. The SAI for Hewitt Money Market Fund is available without charge by writing to the Distributor or by calling 1-800 [ ]. The SAI for Hewitt Institutional Money Market Fund is available without charge by writing to Hewitt Associates or by calling 1-800-890-3200. Information about the Funds (including the SAI) can be reviewed and copied at the SFC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102, or at the following E-mail address: publicinfo@sec.gov.

SEC File No. 811-8887

                                   [GRAPHIC]

                                     Hewitt
                                  Money Market
                                      Fund

                                   Prospectus
                                  [    ], 2000